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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 3, 2004

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                           CHICAGO RIVET & MACHINE CO.

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               (Exact Name of Registrant as Specified in Charter)

           ILLINOIS                       0-1227              36-0904920
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(State or Other Jurisdiction of        (Commission           (IRS Employer
        Incorporation)                 File Number)       Identification No.)

                 901 Frontenac Road, Naperville, Illinois 60563
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (630) 357-8500

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          (Former Name or Former Address, if Changed Since Last Report)




ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 3, 2004, Chicago Rivet & Machine Co. (the "Company") issued a press release announcing its earnings for the quarter and six month period ended June 30, 2004. The press release is attached hereto as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004                      CHICAGO RIVET & MACHINE CO.


                                          By: /s/ John C. Osterman
                                          ---------------------------
                                          John C. Osterman
                                          President, Chief Operating
                                          Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit
  No.               Exhibits
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99.1                Press Release, dated August 3, 2004